Third Quarter 2016 Earnings NASDAQ Global Select Market: UBNK Create Your Balance

2 NASDAQ: UBNK This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. NON-GAAP FINANCIAL MEASURES This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and operating earnings excluding non- recurring costs. These measures are commonly used by investors in evaluating financial condition. GAAP earnings are lower than core earnings primarily due to non-recurring conversion, balance sheet restructuring and cost cutting initiative related expenses. The efficiency ratio represents the ratio of non-interest expenses to the sum of net interest income before provision for loan losses and non-interest income, exclusive of net gain (loss) on limited partnership investments. The pre-provision net revenue to average assets ratio represents the ratio of net interest income, on a fully tax-equivalent basis, fees and other non-interest income, net of non-credit-related expenses as a percent of total average assets. The pre-provision net revenue to average equity ratio represents the ratio of net interest income, on a fully tax-equivalent basis, fees and other non-interest income, net of non-credit-related expenses as a percent of total average equity. Reconciliations are in earnings releases at www.unitedfinancialinc.com. Forward Looking Statements

3 NASDAQ: UBNK Corporate Contacts William H. W. Crawford, IV Chief Executive Officer Eric R. Newell, CFA Executive Vice President, Chief Financial Officer 860-291-3722 or ENewell@bankatunited.com Investor Information: Marliese L. Shaw Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or MShaw@bankatunited.com

4 NASDAQ: UBNK Table of Contents Page Key Objectives 5 Third Quarter Income Statement Walk 6 Forecast 7 Mortgage Banking 8 Commercial Real Estate 9 Indexed Pipelines 10 Appendix 11

5 NASDAQ: UBNK Four Key Objectives Objective Progress 1. Align earning asset growth with organic capital and low cost core deposit generation to maintain strong capital and liquidity (a) Year over Year (YoY) loans and deposits increased similarly at 12% and 10% respectively; (b) 10% YoY DDA growth 2. Re-Mix cash flows into higher yielding risk adjusted return on assets with lower funding costs relative to peers. (a) Tax equivalent operating NIM improved 2bps QoQ; (b) 20% annualized growth in average C&I loans; (c) funding costs remain flat QoQ despite pervasive promotional pricing by competitors 3. Invest in people, systems, and technology to grow revenue and improve customer experience while maintaining attractive cost structure. (a) Adjusted Operating Non-Interest Expense/ Average Assets (NIE/AA) at 1.98% in 3Q16; (b) Operating Expenses flat YoY; (b) investment in information technology to drive efficiency and products 4. Grow operating revenue, maximize operating earnings, grow tangible book value, pay dividend. Achieve more revenue into NII and core fee income. (a) Operating revenue increased $5mm YoY; (b) improved fee income composition; (c) increased core banking fee income and less swap income; (c) 8% annualized increase in tangible book value (TBV); (d) 3.56% dividend yield in 3Q16

6 NASDAQ: UBNK Third Quarter Walk (Dollars in thousands) GAAP Net Income Operating Net Income Actual Second Quarter 2016 $ 9,058 $ 10,022 Loan Interest Income 2,260 1,828 Fee Income (487) (487) Investment Income (58) (58) Interest Expense (182) (168) Net Interest Income 1,533 1,115 Provision (142) (142) Net Interest Income after Provision 1,391 973 Service Charges and Fees 1,367 1,367 Security Gains/Losses (319) — Gains/Losses on Limited Partnerships 654 654 Other (345) (415) Non-Interest Income 1,357 1,606 Salaries and Benefits 1,712 393 Service Bureau Fees 270 270 Occupancy Expense 270 267 Professional Fees (238) (238) Marketing 367 367 FDIC 223 223 Other (159) (204) Total Operating Expense 2,445 1,078 Taxes (92) 445 Total Change 5,101 4,102 Actual Third Quarter 2016 $ 14,159 $ 14,124

7 NASDAQ: UBNK Forecast Actual Q1 2016 Actual Q2 2016 Actual Q3 2016 Forecast Q4 2016 Operating Net Interest Margin 2.95% 2.94% 2.96% ~ 2.96% Loan Growth 3.0%* 7.0%* (1.0%)* mid single digits Provision / Average Gross Loans 0.23%* 0.31%* 0.31%* 0.27% - 0.30%* Non-Interest Income Run Rate $26.9 million* $26.1 million* $31.6 million* $28.0 - $32.0 million* Non-Interest Expense Run Rate $135.1 million* $138.7 million* $128.9 million* $130 - $131 million* Effective Tax Rate (YTD) 13.0% 10.5% 8.4% 9% *Note: Loan Growth, Provision/Average Gross Loans, Fee Income and NIE calculations are annualized.

8 NASDAQ: UBNK • Origination volume remained flat quarter over quarter; total Q3 volume of $173.5 MM in mortgages. • 61.9% in 30 year FRM, 61.1% of which was sold into the Secondary Market • Purchase volume represented 65.2% of total production in Q3 2016 Mortgage Banking

Commercial Real Estate

Institution Name	City	State	Ticker	CRE / Risk-Based Capital	3-Year Ratio Delta	Construction / Risk-Based Capital	3-Year Ratio Delta
United Financial Bancorp, Inc.	**Glastonbury**	**CT**	**UBNK**	**300%**	**50%**	**30%**	**6%**
People's United Financial, Inc.	Bridgeport	CT	PBCT	265%	2%	27%	8%
Webster Financial Corporation	Waterbury	CT	WBS	156%	32%	21%	7%
Berkshire Hills Bancorp, Inc.	Pittsfield	MA	BHLB	252%	68%	48%	15%
Independent Bank Corp.	Rockland	MA	INDB	305%	(25)%	59%	9%
Brookline Bancorp, Inc.	Boston	MA	BRKL	368%	38%	22%	(1)%
Century Bancorp, Inc.	Medford	MA	CNBKA	35%	(15)%	5%	(2)%
Washington Trust Bancorp, Inc.	Westerly	RI	WASH	316%	46%	30%	9%
Meridian Bancorp, Inc.	Peabody	MA	EBSB	490%	(32)%	104%	(1)%
Camden National Corporation	Camden	ME	CAC	198%	40%	28%	16%
First Connecticut Bancorp, Inc.	Farmington	CT	FBNK	307%	75%	17%	(22)%
Enterprise Bancorp, Inc.	Lowell	MA	EBTC	237%	(14)%	83%	17%
Community Bank System, Inc.	De Witt	NY	CBU	77%	(6)%	16%	(3)%
NBT Bancorp Inc.	Norwich	NY	NBTB	164%	(22)%	31%	3%
Sterling Bancorp	Montebello	NY	STL	281%	(21)%	17%	(14)%
			High	490%	75%	104%	17%
			Low	35%	(32)%	5%	(22)%
			Mean	246%	12%	36%	3%
			Median	258%	(2)%	27%	5%
UBNK Ranking out of 15 (ascending):				***10***	***13***	***10***	***8***

NOTE: All financial data as of June 30, 2016
CRE includes 1.a.1, 1.a.2, 1.b, 1.d, and 1.e.2 from RC-C Part 1 FFIEC 041
Data is Bank-level; BRKL subsidiaries aggregated
Ratio deltas represent change in ratio over 3-year period
All data sourced from S & P Global Market Intelligence

united financial bancorp, inc.
NASDAQ: UBNK
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10 NASDAQ: UBNK Indexed Pipeline Metrics Index value 09/30/2015 = 100.0 Index value 09/30/2016 = 82.8 CAGR = (17.2%) Index value 09/30/2015 = 100.0 Index value 09/30/2016 = 89.9 CAGR = (10.1%)

11 NASDAQ: UBNK APPENDIX

Balance Sheet Trends

Balance Sheet ($ in thousands)	3Q2016	2Q2016	1Q2016	4Q2015	3Q2015	QoQ 3Q16 vs 2Q16 $ Change	QoQ 3Q16 vs 2Q16 % Change	YoY 3Q16 vs 3Q15 $ Change	YoY 3Q16 vs 3Q15 % Change
ASSETS									
Cash and cash equivalents	$ 214,246	$ 97,441	$ 87,234	$ 95,176	$ 98,310	$ 116,805	119.9%	$ 115,936	117.9%
Securities	1,066,601	1,087,748	1,104,932	1,073,734	1,095,108	(21,147)	(1.9)	(28,507)	(2.6)
Loans held for sale	83,321	30,558	7,560	10,136	13,511	52,763	172.7	69,810	516.7
Residential real estate	1,129,079	1,171,300	1,176,357	1,179,915	1,190,745	(42,221)	(3.6)	(61,666)	(5.2)
Home equity	479,390	460,058	446,515	431,282	335,220	19,332	4.2	144,170	43.0
Other consumer	213,830	211,065	217,725	233,064	5,236	2,765	1.3	208,594	3,983.8
Residential construction	52,476	49,338	42,205	41,084	33,648	3,138	6.4	18,828	56.0
Investor non-occupied CRE	1,702,701	1,675,821	1,648,321	1,673,248	1,580,848	26,880	1.6	121,853	7.7
Owner occupied CRE	392,168	384,324	376,511	322,084	340,047	7,844	2.0	52,121	15.3
Commercial business	660,676	671,687	614,235	603,332	576,899	(11,011)	(1.6)	83,777	14.5
Commercial construction (ADC)	90,380	107,302	128,007	129,922	146,975	(16,922)	(15.8)	(56,595)	(38.5)
Loans - net	4,689,834	4,702,337	4,621,988	4,587,062	4,185,032	(12,503)	(0.3)	504,802	12.1
Deferred tax asset, net	32,529	31,395	32,222	33,094	31,554	1,134	3.6	975	3.1
Premises and equipment, net	52,520	53,021	53,685	54,779	55,919	(501)	(0.9)	(3,399)	(6.1)
Intangible Assets	121,568	121,953	122,354	122,787	123,220	(385)	(0.3)	(1,652)	(1.3)
Cash surrender value of BOLI	126,948	126,734	125,920	125,101	125,186	214	0.2	1,762	1.4
Other Assets*	157,288	163,897	163,349	126,672	115,182	(6,609)	(4.0)	42,106	36.6
Total Assets	$ 6,544,855	$ 6,415,084	$ 6,319,244	$ 6,228,541	$ 5,843,022	$ 129,771	2.0%	$ 701,833	12.0%
LIABILITIES AND STOCKHOLDERS' EQUITY									
Liabilities:									
Deposits:									
Non-interest-bearing	$ 687,865	$ 673,624	$ 657,144	$ 657,718	$ 622,535	$ 14,241	2.1%	$ 65,330	10.5%
Interest-bearing	4,007,606	3,781,717	3,876,901	3,779,353	3,640,436	225,889	6.0	367,170	10.1
Total Deposits	4,695,471	4,455,341	4,534,045	4,437,071	4,262,971	240,130	5.4	432,500	10.1
Mortgagors' and investor escrow accounts	9,045	14,040	9,696	13,526	8,108	(4,995)	(35.6)	937	11.6
FHLB advances and other borrowings	1,102,882	1,222,160	1,073,034	1,099,020	893,865	(119,278)	(9.8)	209,017	23.4
Accrued expenses and other liabilities	81,217	79,350	69,191	53,403	56,626	1,867	2.4	24,591	43.4
Total liabilities	5,888,615	5,770,891	5,685,966	5,603,020	5,221,570	117,724	2.0	667,045	12.8
Total stockholders' equity	656,240	644,193	633,278	625,521	621,452	12,047	1.9	34,788	5.6
Total liabilities and stockholders' equity	$ 6,544,855	$ 6,415,084	$ 6,319,244	$ 6,228,541	$ 5,843,022	$ 129,771	2.0%	$ 701,833	12.0%

*Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets united financial bancorp, inc.
NASDAQ: UBNK
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13 NASDAQ: UBNK Commercial Banking Overview • Asset quality remains exceptional through diversification, granularity, that is accretive to risk adjusted capital Investor CRE & ADC by Property Type $1,793 Million C&I & Owner Occupied CRE by Industry $1,053 Million

14 NASDAQ: UBNK Investment Portfolio Portfolio Stats ($ in millions) 2016Q3 2016Q2 Market Value 1,067 1,088 Yield 2.99% 2.95 % Average Rating AA AA MBS Portfolio 572 596 Total Portfolio Duration (years) 3.0 3.0 Summary of Quarterly Securities Purchases 2016Q3 2016Q2 Average Yield 3.68% 2.90 % Average Rating AA AA

15 NASDAQ: UBNK Asset Quality ($ in thousands, except percentage data) 2016Q3 2016Q2 2016Q1 2015Q4 2015Q3 Non-accrual loans $ 25,983 $ 32,310 $ 29,285 $ 32,191 $ 32,240 TDR - non-accruing 7,345 6,713 7,143 5,611 4,605 Total non-performing loans 33,328 39,023 36,428 37,802 36,845 OREO 2,792 702 659 755 258 Total non-performing assets $ 36,120 $ 39,725 $ 37,087 $ 38,557 $ 37,103 NPLs to total loans 0.71% 0.82% 0.78% 0.82% 0.88 % NPAs to total assets 0.55% 0.62% 0.59% 0.62% 0.63 % Net charge offs $ 647 $ 1,163 $ 1,075 $ 724 $ 1,276 Annualized NCOs to average loans 0.05% 0.10% 0.09% 0.07% 0.12 % Allowance for loan losses to non-performing loans 123.26% 97.28% 97.45% 89.64% 83.68 % Allowance for loan losses to total loans 0.87% 0.80% 0.76% 0.73% 0.73 % Provision for loan losses (annualized)/Average Loans 0.31% 0.31% 0.23% 0.35% 0.31%

Management Team and Ownership

Name	Title/Function	Years in Industry/Years at United	Prior Experience
William H.W. Crawford, IV	Chief Executive Officer	27/5	Wells Fargo Bank, Wachovia Bank, SouthTrust Bank
Eric R. Newell	Chief Financial Officer	12/5	FDIC, Fitch Ratings, Alliance Berstein
Dena M. Hall	Chief Marketing Officer	19/11	Woronoco Savings Bank
Craig W. Hurty	Chief Human Resources Officer	32/2	Aetna, PacifiCare Health Systems
Mark A. Kucia	Chief Credit Officer	28/10	Liberty Bank, Mechanics Bank, BayBank
Brandon C. Lorey	Head of Consumer Banking	25/3	H&R Block Bank, Chevy Chase Federal Savings Bank
David C. Paulson	Head of Wholesale Banking	30/2	Santander, Wells Fargo, Wachovia
John J. Smith	Chief Information & Administrative Officer	30/0	CIT Group, NYCE Corporation, Summit Bank
Elizabeth Wynnick	Chief Risk Officer	24/4	NewAlliance Bank, Webster Bank

- William H.W. Crawford, IV owns 532,617 shares of stock and options*
- UBNK management owns 1,278,630 shares of stock and options*
- UBNK and United Bank Directors own 1,058,881 shares of stock and options*

*Note: 401k/ESOP share ownership is as of 12/31/15.

united financial bancorp, inc.

NASDAQ: UBNK

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Non-GAAP Reconciliation

	Three Months Ended				
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Net income	$ 14,159	$ 9,058	$ 11,894	$ 9,902	$ 13,381
Adjustments:					
Net interest (income) expense	(383)	35	(1,900)	(1,617)	(4,092)
Non-interest (income) expense	(118)	(367)	(1,452)	(519)	59
Non-interest expense	447	1,814	1,893	3,586	244
Income tax (benefit) expense	19	(518)	511	(65)	1,326
Net adjustment	(35)	964	(948)	1,385	(2,463)
Total operating net income	$ 14,124	$ 10,022	$ 10,946	$ 11,287	$ 10,918
Total net interest income	$ 43,029	$ 41,496	$ 43,402	$ 40,693	$ 41,643
Adjustments:					
Impact from purchase accounting fair value marks:					
Amortization (accretion) of loan mark	403	835	(1,094)	(718)	(2,787)
Accretion of deposit mark	359	359	359	444	841
Accretion of borrowings mark	427	441	447	455	464
Net adjustment	(383)	35	(1,900)	(1,617)	(4,092)
Total operating net interest income	$ 42,646	$ 41,531	$ 41,502	$ 39,076	$ 37,551
Total non-interest income	$ 7,889	$ 6,532	$ 6,727	$ 8,463	$ 7,818
Adjustments:					
Net (loss) gain on sales of securities	(48)	(367)	(1,452)	(300)	59
BOLI claim benefit	(70)	—	—	(219)	—
Net adjustment	(118)	(367)	(1,452)	(519)	59
Total operating non-interest income	7,771	6,165	5,275	7,944	7,877
Total operating net interest income	42,646	41,531	41,502	39,076	37,551
Total operating revenue	$ 50,417	$ 47,696	$ 46,777	$ 47,020	$ 45,428

united financial bancorp, inc.
NASDAQ: UBNK
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Non-GAAP Reconciliation (cont.)

	Three Months Ended				
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Total non-interest expense	$ 32,236	$ 34,681	$ 33,763	$ 35,305	$ 31,876
Adjustments:					
Merger related expense	—	—	—	(1,575)	—
Core deposit intangible amortization expense	(385)	(401)	(433)	(433)	(433)
Loan portfolio acquisition fees	—	—	—	(1,572)	—
Effect of position eliminations	(55)	(1,403)	—	—	—
Effect of branch lease termination agreement	—	—	—	—	195
Amortization of fixed asset fair value mark	(7)	(10)	(6)	(6)	(6)
FHLBB prepayment penalties	—	—	(1,454)	—	—
Net adjustment	(447)	(1,814)	(1,893)	(3,586)	(244)
Total operating expense	$ 31,789	$ 32,867	$ 31,870	$ 31,719	$ 31,632
Total loans	$ 4,720,700	$ 4,730,895	$ 4,649,876	$ 4,613,931	$ 4,209,618
Non-covered loans (1)	(721,763)	(1,259,285)	(1,334,303)	(1,448,435)	(1,255,618)
Total covered loans	$ 3,998,937	$ 3,471,610	$ 3,315,573	$ 3,165,496	$ 2,954,000
Allowance for loan losses	$ 41,080	$ 37,961	$ 35,500	$ 33,887	$ 30,832
Allowance for loan losses to total loans	0.87%	0.80%	0.76%	0.73%	0.73%
Allowance for loan losses to total covered loans	1.03%	1.09%	1.07%	1.07%	1.04%

(1) As required by GAAP, the Company recorded at fair value acquired loans. These loans carry no allowance for loan losses for the periods reflected above.

united financial bancorp, inc.
NASDAQ: UBNK
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